Listing Report:Supplement No. 3 dated May 03, 2013 to Prospectus dated May 01, 2013
File pursuant to Rule 424(b)(3)
Registration Statement Nos. 333-179941 and 333-179941-01
Prosper Funding LLC
Borrower Payment Dependent Notes

Prosper Marketplace, Inc.
PMI Management Rights
This Listing Report supplements the prospectus dated May 01, 2013 and provides information about each loan request (referred to as a "listing") and series of Borrower Payment Dependent Notes (the "Notes") Prosper Funding LLC is currently offering. Prospective investors should read this Listing Report supplement together with the prospectus dated May 01, 2013 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes. As described in the prospectus dated May 01, 2013, each Note will come attached with a PMI Management Right issued by Prosper Marketplace, Inc.
The following series of Notes are currently being offered:
Borrower Payment Dependent Notes Series 764386
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$25,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$25,000	Estimated loss*:	8.74%
Term:	36 months

Lender yield:	20.24%	Borrower rate/APR:	21.24% / 25.01%	Monthly payment:	$944.96

Lender servicing fee:	1.00%	Effective Yield*:	18.73%
		Estimated return*:	9.99%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Jun-1993	Debt/Income ratio:	20%
Credit score:	740-759 (Apr-2013)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	15 / 12	Length of status:	3y 2m
Amount delinquent:	$0	Total credit lines:	43	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$18,632	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	80%
		Homeownership:	Yes
Screen name:	best-rupee-concerto	Borrower's state:	Mississippi	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to... Consolidate all credit card debt

My financial situation:
I am a good candidate for this loan because... I have an above average income, with outstanding payment history, and a proven and established work history.

Monthly net income: $9000.00
Monthly expenses: $6500.00
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 765374
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$20,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$14,000	Estimated loss*:	5.99%
Term:	60 months

Lender yield:	17.19%	Borrower rate/APR:	18.19% / 20.59%	Monthly payment:	$509.94

Lender servicing fee:	1.00%	Effective Yield*:	16.19%
		Estimated return*:	10.20%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Sep-2002	Debt/Income ratio:	24%
Credit score:	700-719 (May-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 9	Length of status:	2y 11m
Amount delinquent:	$0	Total credit lines:	21	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$48,799	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	95%
		Homeownership:	Yes
Screen name:	exact-openness130	Borrower's state:	Kansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 765404
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$12,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$8,400	Estimated loss*:	5.99%
Term:	60 months

Lender yield:	17.19%	Borrower rate/APR:	18.19% / 20.59%	Monthly payment:	$305.96

Lender servicing fee:	1.00%	Effective Yield*:	16.19%
		Estimated return*:	10.20%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Sep-1999	Debt/Income ratio:	25%
Credit score:	700-719 (May-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	14 / 13	Length of status:	19y 4m
Amount delinquent:	$0	Total credit lines:	28	Occupation:	Laborer
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$11,101	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	1	Bankcard utilization:	66%
		Homeownership:	Yes
Screen name:	burgeoning-moola0	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan: debt consolidation
This loan will be used to...pay off credit cards and high interest loan

My financial situation: solid
I am a good candidate for this loan because.
I have a good history paying all bills on time and in full.

Monthly net income: $2700
Monthly expenses: $2100
Housing: $829
Insurance: $90
Car expenses: $
Utilities: $40
Phone, cable, internet: $100
Food, entertainment: $500
Clothing, household expenses: $150
Credit cards and other loans: $500
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 765422
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	14.25%
Term:	36 months

Lender yield:	28.32%	Borrower rate/APR:	29.32% / 33.29%	Monthly payment:	$168.32

Lender servicing fee:	1.00%	Effective Yield*:	25.75%
		Estimated return*:	11.50%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Oct-1995	Debt/Income ratio:	40%
Credit score:	700-719 (May-2013)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	14 / 14	Length of status:	10y 8m
Amount delinquent:	$0	Total credit lines:	33	Occupation:	Civil Service
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$15,470	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	51%
		Homeownership:	No
Screen name:	transparency-umbrella9	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because I always have paid my debts

Monthly net income: $ 4000
Monthly expenses: $
Housing: $ 1450
Insurance: $ 210
Car expenses: $ 500
Utilities: $ 75
Phone, cable, internet: $150
Food, entertainment: $ 300
Clothing, household expenses: $ 50
Credit cards and other loans: $ 300
Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 765710
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$31,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$31,000	Estimated loss*:	3.24%
Term:	60 months

Lender yield:	10.69%	Borrower rate/APR:	11.69% / 13.94%	Monthly payment:	$684.73

Lender servicing fee:	1.00%	Effective Yield*:	10.30%
		Estimated return*:	7.06%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	10	First credit line:	Feb-1987	Debt/Income ratio:	10%
Credit score:	800-819 (May-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 9	Length of status:	0y 4m
Amount delinquent:	$0	Total credit lines:	39	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$52,734	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	64%
		Homeownership:	Yes
Screen name:	keen-deal396	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Bank of America CC Payoff
Purpose of loan:
This loan will be used to payoff a Bank of America credit card.

My financial situation:
I am a good candidate for this loan because of my credit rating, employment status and the fact that this is used to payoff existing debt.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 765722
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$10,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$7,000	Estimated loss*:	8.74%
Term:	36 months

Lender yield:	20.24%	Borrower rate/APR:	21.24% / 25.01%	Monthly payment:	$377.98

Lender servicing fee:	1.00%	Effective Yield*:	18.73%
		Estimated return*:	9.99%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Jan-2000	Debt/Income ratio:	22%
Credit score:	740-759 (May-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	12 / 11	Length of status:	9y 0m
Amount delinquent:	$0	Total credit lines:	33	Occupation:	Police Officer/Corr...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$3,006	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	63%
		Homeownership:	Yes
Screen name:	return-relief4	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Wedding Loans
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 765748
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$3,500	Estimated loss*:	4.74%
Term:	36 months

Lender yield:	13.59%	Borrower rate/APR:	14.59% / 18.21%	Monthly payment:	$172.32

Lender servicing fee:	1.00%	Effective Yield*:	12.92%
		Estimated return*:	8.18%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Jun-1978	Debt/Income ratio:	30%
Credit score:	760-779 (May-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	14 / 14	Length of status:	13y 4m
Amount delinquent:	$0	Total credit lines:	34	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$40,179	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	76%
		Homeownership:	Yes
Screen name:	newest-vigilance-tycoon	Borrower's state:	Louisiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Other
Purpose of loan:
This loan will be used to...purchase kitchen cabinets

My financial situation:
I am a good candidate for this loan because...I always pay my bills on time

Monthly net income: $3,000.00
Monthly expenses: $2,000.00
Housing: $350.00
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 765856
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$12,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$8,400	Estimated loss*:	3.24%
Term:	60 months

Lender yield:	10.69%	Borrower rate/APR:	11.69% / 13.94%	Monthly payment:	$265.06

Lender servicing fee:	1.00%	Effective Yield*:	10.30%
		Estimated return*:	7.06%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	May-1998	Debt/Income ratio:	1%
Credit score:	780-799 (May-2013)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	7 / 6	Length of status:	21y 9m
Amount delinquent:	$440	Total credit lines:	16	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$6,923	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	19%
		Homeownership:	No
Screen name:	best-honorable-order	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan: debt consolidation
This loan will be used to...pay all my credit cards

My financial situation: at this time better than las year
I am a good candidate for this loan because...I always pay my bills
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 766030
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$8,500.00	Prosper Rating:	AA	Listing Duration:	14 days
Minimum Amount to Fund:	$8,500	Estimated loss*:	1.74%
Term:	36 months

Lender yield:	6.99%	Borrower rate/APR:	7.99% / 9.33%	Monthly payment:	$266.32

Lender servicing fee:	1.00%	Effective Yield*:	6.84%
		Estimated return*:	5.10%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Mar-1993	Debt/Income ratio:	8%
Credit score:	760-779 (May-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 9	Length of status:	5y 2m
Amount delinquent:	$0	Total credit lines:	21	Occupation:	Construction
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$7,913	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	63%
		Homeownership:	Yes
Screen name:	basis-mussel471	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...pay off a couple of credit cards at a better rate

My financial situation:
I am a good candidate for this loan because...I work for a great company with a bright future and I am solid as a rock. I will always honor my committments.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 766126
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	AA	Listing Duration:	14 days
Minimum Amount to Fund:	$10,500	Estimated loss*:	0.99%
Term:	36 months

Lender yield:	5.66%	Borrower rate/APR:	6.66% / 7.99%	Monthly payment:	$460.83

Lender servicing fee:	1.00%	Effective Yield*:	5.59%
		Estimated return*:	4.60%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	10	First credit line:	Dec-1995	Debt/Income ratio:	14%
Credit score:	780-799 (May-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	11 / 11	Length of status:	5y 6m
Amount delinquent:	$0	Total credit lines:	32	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$46,545	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	46%
		Homeownership:	Yes
Screen name:	sensai269	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
Pay off credit card debt

My financial situation:
I am a good candidate for this loan because my credit history shows I have never missed a loan or credit card payment.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 766132
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	14.25%
Term:	60 months

Lender yield:	29.32%	Borrower rate/APR:	30.32% / 33.04%	Monthly payment:	$130.20

Lender servicing fee:	1.00%	Effective Yield*:	26.67%
		Estimated return*:	12.42%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Jan-1994	Debt/Income ratio:	33%
Credit score:	620-639 (May-2013)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	5 / 6	Length of status:	19y 7m
Amount delinquent:	$603	Total credit lines:	9	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$10,950	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	77%
		Homeownership:	No
Screen name:	aklamoo	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 3	On-time:	83 ( 98% )	620-639 (Latest)
Principal borrowed:	$6,000.00	< 31 days late:	2 ( 2% )	600-619 (Jan-2012) 600-619 (Mar-2010) 600-619 (Feb-2010) 640-659 (Feb-2008)
Principal balance:	$1,380.32	31+ days late:	0 ( 0% )
Total payments billed:	85
Description
Auto
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $2100
Monthly expenses: 1650
Housing: $850
Insurance: $100
Car expenses: $80
Utilities: $150
Phone, cable, internet: $75
Food, entertainment: $200
Clothing, household expenses: $200
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 766218
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$10,500	Estimated loss*:	5.24%
Term:	36 months

Lender yield:	14.59%	Borrower rate/APR:	15.59% / 19.24%	Monthly payment:	$524.32

Lender servicing fee:	1.00%	Effective Yield*:	13.82%
		Estimated return*:	8.58%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	May-1999	Debt/Income ratio:	11%
Credit score:	700-719 (May-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	10 / 9	Length of status:	4y 8m
Amount delinquent:	$0	Total credit lines:	23	Occupation:	Dentist
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$22,203	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	72%
		Homeownership:	No
Screen name:	happy-justice3	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans:
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 766398
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	14.25%
Term:	36 months

Lender yield:	28.32%	Borrower rate/APR:	29.32% / 33.29%	Monthly payment:	$168.32

Lender servicing fee:	1.00%	Effective Yield*:	25.75%
		Estimated return*:	11.50%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	May-1992	Debt/Income ratio:	36%
Credit score:	720-739 (May-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	14 / 14	Length of status:	25y 10m
Amount delinquent:	$0	Total credit lines:	36	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$31,588	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	2	Bankcard utilization:	99%
		Homeownership:	Yes
Screen name:	duty-sycamore9	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 766512
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$4,900	Estimated loss*:	5.24%
Term:	36 months

Lender yield:	14.59%	Borrower rate/APR:	15.59% / 19.24%	Monthly payment:	$244.68

Lender servicing fee:	1.00%	Effective Yield*:	13.82%
		Estimated return*:	8.58%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Oct-1988	Debt/Income ratio:	37%
Credit score:	700-719 (May-2013)	Inquiries last 6m:	0	Employment status:	Other
Now delinquent:	0	Current / open credit lines:	15 / 14	Length of status:	3y 4m
Amount delinquent:	$0	Total credit lines:	32	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$20,616	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	47%
		Homeownership:	Yes
Screen name:	jubilant-income799	Borrower's state:	Kentucky	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home improvement
Purpose of loan:
This loan will be used to replace the heating and central air unit in my home. It is on its last legs.

My financial situation:
I am a good candidate for this loan because I am a 100% disabled Iraq War Veteran who is on a fixed income. I receive Social Security Disability as well as full VA Disability compensation. My monthly net income is $ 3,900.00.

Thank You for considering this loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 766027
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$10,500	Estimated loss*:	8.74%
Term:	36 months

Lender yield:	20.24%	Borrower rate/APR:	21.24% / 25.01%	Monthly payment:	$566.98

Lender servicing fee:	1.00%	Effective Yield*:	18.73%
		Estimated return*:	9.99%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Apr-1999	Debt/Income ratio:	35%
Credit score:	680-699 (May-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 8	Length of status:	15y 6m
Amount delinquent:	$0	Total credit lines:	25	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$14,769	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	7	Bankcard utilization:	78%
		Homeownership:	No
Screen name:	newest-auction-investor	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...consolidate my credit card debt.

My financial situation: I have been at my current job for over 16 years. I'm am paid a weekly salary.
I am a good candidate for this loan because...The monthly amount is affordable on my budget. The monthly amount for this loan is less than what I pay currently. I would like to consolidate to pay off my debt faster.

Monthly net income: $ 3,500
Monthly expenses: $
Housing: $500
Insurance: $302
Car expenses: $ 742
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $ 760
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 764885
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$10,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$7,000	Estimated loss*:	4.49%
Term:	60 months

Lender yield:	13.74%	Borrower rate/APR:	14.74% / 17.06%	Monthly payment:	$236.54

Lender servicing fee:	1.00%	Effective Yield*:	13.10%
		Estimated return*:	8.61%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Aug-2003	Debt/Income ratio:	Not calculated
Credit score:	760-779 (May-2013)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 7	Length of status:	7y 9m
Amount delinquent:	$0	Total credit lines:	19	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$47,081	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	68%
		Homeownership:	Yes
Screen name:	parsa033	Borrower's state:	California	Borrower's group:	BORROWERS - LARGEST GROUP
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	35 ( 97% )	760-779 (Latest)
Principal borrowed:	$13,500.00	< 31 days late:	1 ( 3% )	740-759 (Sep-2012) 700-719 (Jul-2009) 700-719 (Jan-2008) 680-699 (Jun-2007)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	36
Description
Debt consolidation
Purpose of loan: Debt Consolidation of credit cards
This loan will be used to pay down credit cards with high interest rates.

My financial situation: im currently self-employed and make over $50K per year.
I am a good candidate for this loan because...I don't have any cost. Currently I travel a lot from California to Michigan and back for work. All my transportation and living expenses are paid by the Corporation i'm working for.

Monthly net income: $5,000
Monthly expenses: $1,850
Housing: $0
Insurance: $250
Car expenses: $0
Utilities: $100
Phone, cable, internet: $150
Food, entertainment: $500
Clothing, household expenses: $250
Credit cards and other loans: $500
Other expenses: $100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 764923
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$17,500.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$12,250	Estimated loss*:	6.24%
Term:	60 months

Lender yield:	17.74%	Borrower rate/APR:	18.74% / 21.16%	Monthly payment:	$451.46

Lender servicing fee:	1.00%	Effective Yield*:	16.68%
		Estimated return*:	10.44%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Jul-2002	Debt/Income ratio:	24%
Credit score:	700-719 (May-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 7	Length of status:	28y 7m
Amount delinquent:	$0	Total credit lines:	9	Occupation:	Medical Technician
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$9,843	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	66%
		Homeownership:	Yes
Screen name:	wise-blissful-loot	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...Consolidate debts and home repairs

My financial situation:
I am a good candidate for this loan because...I've held the same job for 28 years and lived in the same house for 24...

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 765051
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	3.74%
Term:	36 months

Lender yield:	11.49%	Borrower rate/APR:	12.49% / 15.32%	Monthly payment:	$133.80

Lender servicing fee:	1.00%	Effective Yield*:	11.02%
		Estimated return*:	7.28%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Jan-1978	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	720-739 (May-2013)	Inquiries last 6m:	1	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	15 / 14	Length of status:	1y 7m
Amount delinquent:	$0	Total credit lines:	31	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$90,791	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	71%
		Homeownership:	No
Screen name:	transaction-slingshot589	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 100% )	720-739 (Latest)
Principal borrowed:	$15,000.00	< 31 days late:	0 ( 0% )	740-759 (Jan-2012)
Principal balance:	$12,759.11	31+ days late:	0 ( 0% )
Total payments billed:	15
Description
New Computer & Printer
Purpose of loan:
Purchase a new computer and high speed printer.

My financial situation:
I am a good candidate for this loan because...My credit score is 743 and my company is doing well, and I always pay my bills on time.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 765353
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$9,500.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$6,650	Estimated loss*:	5.74%
Term:	36 months

Lender yield:	15.39%	Borrower rate/APR:	16.39% / 20.05%	Monthly payment:	$335.82

Lender servicing fee:	1.00%	Effective Yield*:	14.52%
		Estimated return*:	8.78%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Feb-1997	Debt/Income ratio:	24%
Credit score:	720-739 (May-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	6 / 6	Length of status:	11y 9m
Amount delinquent:	$16,892	Total credit lines:	27	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$9,793	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	4	Bankcard utilization:	81%
		Homeownership:	No
Screen name:	encouraging-pound378	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan: To Consolidate My debt
This loan will be used to...

My financial situation: good
I am a good candidate for this loan because...I pay my bills on time, I have a car loan with Subura/Chase and they found me to be credit worthy.

Monthly net income: $ 3500.00
Monthly expenses: $
Housing: $ 500.00
Insurance: $ 97.00
Car expenses: $ 516.00
Utilities: $ 30.00
Phone, cable, internet: $ 70.00
Food, entertainment: $ 200.00
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 765461
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$20,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$14,000	Estimated loss*:	6.74%
Term:	60 months

Lender yield:	18.84%	Borrower rate/APR:	19.84% / 22.28%	Monthly payment:	$528.10

Lender servicing fee:	1.00%	Effective Yield*:	17.65%
		Estimated return*:	10.91%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Sep-1996	Debt/Income ratio:	17%
Credit score:	740-759 (Apr-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 8	Length of status:	17y 11m
Amount delinquent:	$0	Total credit lines:	23	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 2	Revolving credit balance:	$40,109	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	84%
		Homeownership:	Yes
Screen name:	top-fulfilling-market	Borrower's state:	Kentucky	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan: debt consolidation
This loan will be used to...reduce/eliminate credit card debt

My financial situation: good
I am a good candidate for this loan because...i have been a home owner for 14 years and have been with the same company for 18 years.

Monthly net income: $7000
Monthly expenses: $2,000
Housing: $1,400
Insurance: $243
Car expenses: $0
Utilities: $200
Phone, cable, internet: $200
Food, entertainment: $900
Clothing, household expenses: $200
Credit cards and other loans: $809 before this loan for consolidation
Other expenses: $500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 765497
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$10,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$7,000	Estimated loss*:	5.74%
Term:	36 months

Lender yield:	15.39%	Borrower rate/APR:	16.39% / 20.05%	Monthly payment:	$353.50

Lender servicing fee:	1.00%	Effective Yield*:	14.52%
		Estimated return*:	8.78%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Oct-1993	Debt/Income ratio:	12%
Credit score:	720-739 (May-2013)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	16 / 15	Length of status:	5y 8m
Amount delinquent:	$0	Total credit lines:	24	Occupation:	Medical Technician
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$19,965	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	37%
		Homeownership:	No
Screen name:	transaction-flamenco4	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...pay off all debt.

My financial situation:
I am a good candidate for this loan because...I make enough money to pay a structured payment plan.

Monthly net income: 5500.00
Monthly expenses: 4300.00
Housing: $1900.00
Insurance: $110.00
Car expenses: $400.00
Utilities: $120.00
Phone, cable, internet: $230.00
Food, entertainment: $500.00
Clothing, household expenses: $300.00
Credit cards and other loans: $700.00
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 765677
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$20,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$14,000	Estimated loss*:	2.99%
Term:	36 months

Lender yield:	9.89%	Borrower rate/APR:	10.89% / 13.70%	Monthly payment:	$653.73

Lender servicing fee:	1.00%	Effective Yield*:	9.56%
		Estimated return*:	6.57%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Jun-1985	Debt/Income ratio:	19%
Credit score:	740-759 (Apr-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 4	Length of status:	28y 0m
Amount delinquent:	$0	Total credit lines:	33	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$22,550	Stated income:	$100,000+
Delinquencies in last 7y:	1	Bankcard utilization:	98%
		Homeownership:	Yes
Screen name:	honorable-bid1	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to.pay off other loans

My financial situation:
I am a good candidate for this loan because...I always pay back on time.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 765701
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$10,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$7,000	Estimated loss*:	4.74%
Term:	60 months

Lender yield:	14.19%	Borrower rate/APR:	15.19% / 17.52%	Monthly payment:	$238.90

Lender servicing fee:	1.00%	Effective Yield*:	13.50%
		Estimated return*:	8.76%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Dec-1991	Debt/Income ratio:	31%
Credit score:	660-679 (Apr-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	17 / 17	Length of status:	9y 1m
Amount delinquent:	$18,406	Total credit lines:	34	Occupation:	Engineer - Mechanic...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$35,201	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	25%
		Homeownership:	No
Screen name:	deal-rapture8	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	14 ( 93% )	660-679 (Latest)
Principal borrowed:	$15,000.00	< 31 days late:	1 ( 7% )	740-759 (Jan-2012)
Principal balance:	$12,829.03	31+ days late:	0 ( 0% )
Total payments billed:	15
Description
Debt consolidation to help my mom
Purpose of loan:
This loan will be used to assist my mother in medical expense bills and have some extra money for prescriptions and home care.

My financial situation:
I am a good candidate for this loan because I still work overseas and havent missed a current payment eventhough family matters are slowing my early pay off plan.
Extra note. I missed one payment recently due to a emergency matter which took my bank account for this loan down below the payment limit. Please dont let my one short coming ruin this extra loan which is in desperate need!! Thank You.

Monthly net income: $13,000 till furlow and mandatory rest
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 765707
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	12.75%
Term:	36 months

Lender yield:	26.12%	Borrower rate/APR:	27.12% / 31.03%	Monthly payment:	$163.56

Lender servicing fee:	1.00%	Effective Yield*:	23.82%
		Estimated return*:	11.07%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Mar-1996	Debt/Income ratio:	26%
Credit score:	680-699 (May-2013)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	13 / 12	Length of status:	14y 2m
Amount delinquent:	$0	Total credit lines:	28	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$23,591	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	91%
		Homeownership:	Yes
Screen name:	the-justice-pipeline	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 765713
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	2.99%
Term:	36 months

Lender yield:	9.89%	Borrower rate/APR:	10.89% / 13.70%	Monthly payment:	$130.75

Lender servicing fee:	1.00%	Effective Yield*:	9.56%
		Estimated return*:	6.57%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Oct-1988	Debt/Income ratio:	13%
Credit score:	720-739 (May-2013)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	10 / 9	Length of status:	6y 4m
Amount delinquent:	$0	Total credit lines:	24	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$22,992	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	53%
		Homeownership:	No
Screen name:	Jenniferyn86	Borrower's state:	SouthDakota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 765757
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$25,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$17,500	Estimated loss*:	6.74%
Term:	60 months

Lender yield:	18.84%	Borrower rate/APR:	19.84% / 22.28%	Monthly payment:	$660.12

Lender servicing fee:	1.00%	Effective Yield*:	17.65%
		Estimated return*:	10.91%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Sep-1981	Debt/Income ratio:	24%
Credit score:	740-759 (May-2013)	Inquiries last 6m:	2	Employment status:	Other
Now delinquent:	0	Current / open credit lines:	20 / 14	Length of status:	1y 7m
Amount delinquent:	$0	Total credit lines:	46	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$17,594	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	59%
		Homeownership:	Yes
Screen name:	note-seahorse434	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...pay off credit cards

My financial situation:
I am a good candidate for this loan because...I pay my bills on time and want to make lower payments.

Monthly net income: $10000
Monthly expenses: $950
Housing: $1100
Insurance: $94
Car expenses: $400
Utilities: $190
Phone, cable, internet: $160
Food, entertainment: $120
Clothing, household expenses: $60
Credit cards and other loans: $1400
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 765787
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$10,500	Estimated loss*:	3.49%
Term:	60 months

Lender yield:	11.19%	Borrower rate/APR:	12.19% / 14.45%	Monthly payment:	$335.11

Lender servicing fee:	1.00%	Effective Yield*:	10.76%
		Estimated return*:	7.27%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Sep-1989	Debt/Income ratio:	20%
Credit score:	740-759 (May-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	10 / 10	Length of status:	25y 3m
Amount delinquent:	$0	Total credit lines:	22	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$20,059	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	89%
		Homeownership:	Yes
Screen name:	contract-sequoia0	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...
Pay off credit cards
My financial situation:
I am getting by but need to pay off and close credit cards
I am a good candidate for this loan because...
I also have second job at jcpenney with annual income of aprox 7, 500
I always pay my bills on time
I am dependable
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 765859
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$3,000.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$2,100	Estimated loss*:	14.25%
Term:	60 months

Lender yield:	29.32%	Borrower rate/APR:	30.32% / 33.04%	Monthly payment:	$97.65

Lender servicing fee:	1.00%	Effective Yield*:	26.67%
		Estimated return*:	12.42%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Jun-2006	Debt/Income ratio:	24%
Credit score:	680-699 (May-2013)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 9	Length of status:	2y 10m
Amount delinquent:	$0	Total credit lines:	25	Occupation:	Food Service Manage...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$955	Stated income:	$1-$24,999
Delinquencies in last 7y:	2	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	silver-tamale0	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Auto
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 766087
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$10,500	Estimated loss*:	8.24%
Term:	60 months

Lender yield:	21.09%	Borrower rate/APR:	22.09% / 24.59%	Monthly payment:	$415.05

Lender servicing fee:	1.00%	Effective Yield*:	19.57%
		Estimated return*:	11.33%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Aug-1999	Debt/Income ratio:	20%
Credit score:	660-679 (May-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	13 / 13	Length of status:	1y 4m
Amount delinquent:	$0	Total credit lines:	30	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$16,883	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	97%
		Homeownership:	No
Screen name:	aggregator46	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Medical/Dental
Purpose of loan: debt consolidation on medical bills pay by credit cards

My financial situation:
I am a good candidate for this loan because high income earner, pay on time, good credit, own home with family with no mortgage.

Monthly net income: $15000
Monthly expenses: $ 2600

Breakdown:
Housing: $0
Insurance: $100/month
Car expenses: $418/month
Utilities: $100/month
Phone, cable, internet: $0---reimburse by work
Food, entertainment: $200-400/month
Clothing, household expenses: $100/month
Credit cards and other loans: $2400/month
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 766323
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$10,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$7,000	Estimated loss*:	10.75%
Term:	60 months

Lender yield:	24.79%	Borrower rate/APR:	25.79% / 28.39%	Monthly payment:	$298.16

Lender servicing fee:	1.00%	Effective Yield*:	22.74%
		Estimated return*:	11.99%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Dec-2000	Debt/Income ratio:	25%
Credit score:	680-699 (Apr-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 5	Length of status:	4y 5m
Amount delinquent:	$0	Total credit lines:	22	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$10,065	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	5	Bankcard utilization:	79%
		Homeownership:	No
Screen name:	steady-progress	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan: Pay off high interest revolving credit accounts through consolidation. I would like to consolidate two high interest revolving accounts into a fixed term loan.

I am a good candidate for this loan because I have managed my obligations well. I am steadily employed as a General Manager of a thriving multi-million dollar company. This loan was re-listed due a phone number field left empty on the application, and has now been added. Thank you.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 766569
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$10,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$7,000	Estimated loss*:	10.25%
Term:	36 months

Lender yield:	22.46%	Borrower rate/APR:	23.46% / 27.29%	Monthly payment:	$389.50

Lender servicing fee:	1.00%	Effective Yield*:	20.64%
		Estimated return*:	10.39%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Nov-1995	Debt/Income ratio:	31%
Credit score:	660-679 (May-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	5 / 5	Length of status:	14y 11m
Amount delinquent:	$0	Total credit lines:	21	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$12,179	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	87%
		Homeownership:	No
Screen name:	value-virtuoso9	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.